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                                                                      EXHIBIT 16

                     [COOPERS & LYBRAND L.L.P. LETTERHEAD]


August 25, 1997



Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read the statements (copy attached) made by Watermarc Food Management Co. (the "Company"), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated August 20, 1997. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,


/s/ COOPERS & LYBRAND L.L.P.

COOPERS & LYBRAND


Attachment
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                     INFORMATION INCLUDED IN REPORT ON 8-K


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On August 20, 1997, Coopers & Lybrand L.L.P. resigned as Registrant's principal independent accountant (hereafter referred to as "former principal accountant"). The former principal accountant's report dated September 27, 1996 on the Registrant's financial statements for the fiscal years ended June 30, 1996 and July 2, 1995 was unqualified.

The decision to change accountants was approved by the Audit Committee of Registrant's Board of Directors.

During Registrant's two most recent fiscal years preceding the former principal accountant's resignation, there were no disagreements with the former principal accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

On August 26, 1997, Registrant engaged Mann Frankfort Stein & Lipp, P.C. as its new principal accountant to audit Registrant's financial statements for the fiscal year ended June 29, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The former principal accountant's letter addressed to the Securities and Exchange Commission regarding this report is attached hereto as Exhibit 16.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Watermarc Food Management Co.
                                ------------------------------------------
                                                (Registrant)

Date    August 27, 1997         By  /s/
    ------------------------      ----------------------------------------
                                                 (Signature)


                                By      Ghulam M. Bombaywala
                                  -----------------------------------------


                                Title   Chief Executive Officer
                                     --------------------------------------